UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 15, 2023

Live Oak Crestview Climate Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40832	86-2044161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 S. Main Street, #2550 Memphis, TN	38103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 685-2865

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	LOCC.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	LOCC	The New York Stock Exchange
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	LOCC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On November 15, 2023, Live Oak Crestview Climate Acquisition Corp., a Delaware corporation (the “Company”), announced that, in accordance with the Company’s second amended and restated certificate of incorporation (the “Charter”), the Company’s board of directors (the “Board”) has determined that it is advisable and in the best interest of the Company to redeem all of the Company’s outstanding shares of Class A common stock sold as part of the units in the Company’s initial public offering (whether they were purchased in the initial public offering or thereafter in the open market) (the “public shares”), effective as of the close of business on November 30, 2023. Accordingly, the Company will not consummate an initial business combination with a target business.

As a result of the above, the Company will: (i) cease all operations except for the purpose of winding up, (ii) subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the aggregate amount on deposit in the Company’s trust account including interest earned on the funds held in the trust account and not previously released to the Company to pay its taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of outstanding public shares, which redemption will completely extinguish rights of the public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the board of directors in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the General Corporation Law of the State of Delaware to provide for claims of creditors and the requirements of applicable law.

The per-share redemption price for the public shares will be approximately $10.44 (the “Redemption Amount”). Funds in the Company’s trust account, including any interest thereon, will not be used to pay for any excise tax imposed under the Inflation Reduction Act of 2022.

The Company anticipates that the public shares will cease trading effective after the close of business on November 29, 2023. As of the close of business on November 30, 2023, the public shares will be deemed cancelled and will represent only the right to receive the Redemption Amount.

The Redemption Amount will be payable to the holders of the public shares upon presentation of their respective stock or unit certificates or other delivery of their shares or units to the Company’s transfer agent, Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004. Beneficial owners of public shares held in “street name,” however, will not need to take any action in order to receive the Redemption Amount.

There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless, and the Company’s Class B common stock issued prior to the Company’s initial public offering. After November 15, 2023, the Company shall cease all operations except for those required to wind up the Company’s business.

The Company expects that the New York Stock Exchange will file a Form 25 with the United States Securities and Exchange Commission (the “Commission”) to delist its securities. The Company thereafter expects to file a Form 15 with the Commission to terminate the registration of its securities under the Securities Exchange Act of 1934, as amended.

Forward-Looking Statements

This Current Report may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this Current Report are forward-looking statements. When used in this Current Report, words such as “will,” “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the Commission. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the Commission on March 29, 2023, and our Quarterly Reports on Form 10-Q filed with the SEC on May 15, 2023 and August 11, 2023, and in other reports we file with the Commission. The Company undertakes no obligation to update these statements for revisions or changes after the date of this Current Report, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description of Exhibits

104	Cover Page Interactive Data file (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2023	LIVE OAK CRESTVIEW CLIMATE ACQUISITION CORP.

	By:	/s/ Gary K. Wunderlich, Jr.
	Name:	Gary K. Wunderlich, Jr.
	Title:	President and Chief Financial Officer